EXHIBIT 99.1

CERTIFICATIONS PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. ss.1350, I, the undersigned CEO (Chief Executive Officer) of Brandmakers, Inc. (the "Company"), hereby certify that this Quarterly Report on Form 10-Q of the Company for three months ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/___________________
Timothy Minard
CEO
(Chief Executive Officer)

Dated: June 13, 2003

THE FOREGOING CERTIFICATION IS BEING FURNISHED SOLELY PURSUANT TO 18 U.S.C. SS. 1350 AND IS NOT BEING FILED AS PART OF THE REPORT OR AS A SEPARATE DISCLOSURE DOCUMENT.